UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2006
US DATAWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15385	84-1290152

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5301 Hollister Road, Suite 250
Houston, Texas		77040

(Address of principal executive offices)		(Zip Code)
(713) 934-3855
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Amendment to Rights Agreement
Stock Purchase Warrant
Registration Rights Agreement
Stock Purchase Agreement
Software Integration and Resale Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On December 29, 2006, US Dataworks, Inc., a Nevada corporation (the “Company”), entered into a Software Integration and Resale Agreement (the “Resale Agreement”) with Hyundai Syscomm Corp., a California corporation (“Hyundai”), pursuant to which the Company has exclusive rights to resell or lease Hyundai’s automated teller machines/teller-less kioks, enhanced by the Company’s proprietary Clearingworks® software, in North America and India. The parties expect that the Company’s aggregate net revenues generated by such resales and/or leases will be at least twenty-five million ($25,000,000) by the end of the Company’s 2008 fiscal year (March 31, 2008). If net revenues are less than expected, Hyundai may be required to make an additional cash payment to the Company. Gross profits generated from such resales and/or leases in North America and India will be shared equally between the parties.
     The Company also entered into a Stock Purchase Agreement (the “Purchase Agreement”) on December 29, 2006 with Hyundai, pursuant to which the Company issued to Hyundai an aggregate of 6,100,000 shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), for an aggregate purchase price of $1,500,000 (“Purchased Shares”). In connection with the Purchase Agreement, and subject to shareholder approval, the Company also issued to Hyundai a warrant (the “Warrant”) to purchase up to an aggregate of 14,300,000 shares of Common Stock (the “Warrant Shares”); provided, however, in no event shall the aggregate of Hyundai’s Warrant Shares and Purchased Shares exceed 39.9% of the Company’s total outstanding shares. The Warrant vests as to one million shares of Common Stock for each $1 million in gross profits allocated to Hyundai under the Resale Agreement. At Hyundai’s option, it may elect to apply its allocation of gross profits to the payment of the exercise price for the exercise of any of the Warrant Shares. The exercise price is $0.01 per share and has a term of 10 years.
     In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with Hyundai dated December 29, 2006 (the “Registration Rights Agreement”), which covers both the Purchased Shares and Warrant Shares (the “Registrable Shares”). Under the terms of the Registration Rights Agreement, Hyundai has the right to demand that the Company file and have declared effective three (3) registration statements for the resale of the Registrable Shares. In addition, Hyundai has the right to participate in up to five (5) registration statements filed by the Company on its behalf or on behalf of other shareholders, subject to certain limitations. The Company shall bear all costs associated with any such registration statements. The Company’s obligations under the Registration Rights Agreement terminate upon the earlier of (i) when Hyundai can sell all of the Registrable Shares pursuant to Rule 144(k) under the Securities Act of 1933 or (ii) when Hyundai has sold all the Registrable Shares pursuant to registration statements referenced above.
     On December 29, 2006, the Company and American Stock Transfer & Trust, as Rights Agent, executed Amendment No. 1 to Rights Agreement, which amended the definition of an Acquiring Person as defined in that certain Rights Agreement dated July 24, 2003. The definition of Acquiring Person was amended such that the issuance of the Purchase Shares and Warrant Shares to Hyundai did not trigger the occurrence of a “Distribution Date” (as defined in the Rights Agreement).
     On January 4, 2007, the Company issued a press release announcing the Resale Agreement and Purchase Agreement. A copy of the release is filed herewith as Exhibit 99.1.
     The statement above regarding the expected revenue generated under the Resale Agreement and shareholder approval of the warrant constitutes a forward-looking statement within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including risks relating to obtaining shareholder approval and the Company’s ability to resell or lease the products under the Resale Agreement. For other factors that could cause the Company’s results to vary from expectations, please see the risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2006. The Company undertakes no obligation to revise or update publicly any forward-looking statements.
     The foregoing description of the Resale Agreement, Purchase Agreement, Warrant, Registration Rights Agreement and Amendment No. 1 to Rights Agreement are qualified in their entirety to the full text of such agreements, copies of which is attached hereto as exhibits and which are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 with respect to the issuance of the Purchase Shares and the Warrant. The issuance of the Purchase Shares and the Warrant was made pursuant to Section 4(2) of the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.1	Rights Agreement, dated July 24, 2003, by and between the Registrant and Corporate Stock Transfer (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on July 25, 2003).

4.2	Amendment No. 1 to Rights Agreement, dated December 29, 2006, by and between the Registrant and American Stock Transfer & Trust.

4.3	Stock Purchase Warrant issued on December 29, 2006 by and between the Registrant to the benefit of Hyundai Syscomm Corp.

4.4	Registration Rights Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

10.1	Stock Purchase Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

10.2	Software Integration and Resale Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

99.1	Press release dated on January 4, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: January 4, 2007

US DATAWORKS, INC.

By:	/s/ John J. Figone

John J. Figone
Vice President and Corporate Counsel

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Rights Agreement, dated July 24, 2003, by and between the Registrant and Corporate Stock Transfer (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on July 25, 2003).

4.2	Amendment No. 1 to Rights Agreement, dated December 29, 2006, by and between the Registrant and American Stock Transfer & Trust.

4.3	Stock Purchase Warrant issued on December 29, 2006 by and between the Registrant to the benefit of Hyundai Syscomm Corp.

4.4	Registration Rights Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

10.1	Stock Purchase Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

10.2	Software Integration and Resale Agreement, dated December 29, 2006, by and between the Registrant and Hyundai Syscomm Corp.

99.1	Press release dated on January 4, 2007.